SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                October 10, 1997
                    ________________________________________

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-9549                        04-2925807
    (State or other               (Commission)               (I.R.S. Employer
    jurisdiction of               File Number)         Identification Number)
    incorporation or
    organization)

    81 Wyman Street, P.O. Box 9046
    Waltham, Massachusetts                                         02254-9046
    (Address of principal executive offices)                       (Zip Code)


                                 (617) 622-1000
               (Registrant's telephone number including area code)
PAGE

                                                                     FORM 8-K

    Item 2.  Acquisition or Disposition of Assets

        On October 10, 1997, Thermo TerraTech Inc. (the "Company") sold substantially all of the assets of its Holcroft Division, excluding certain accounts receivable, to Holcroft L.L.C., an affiliate of Madison Capital Partners.
        The Holcroft Division, based in Livonia, Michigan, designs and builds large, custom engineered metallurgical-treatment systems used primarily in the automotive industry.
        The sale price for the transferred assets consisted of (i) $11,417,000, in cash, including $520,000 withheld by Holcroft L.L.C. pending a post-closing adjustment, (ii) two promissory notes for principal amounts of $2,218,000 and $663,000, respectively, issued by Holcroft L.L.C. to the Company, and (iii) the assumption by Holcroft L.L.C. of certain liabilities of the Holcroft Division. The sale price is subject to a post-closing adjustment, which would reduce the sale price by an amount not to exceed $520,000, based on a final determination of the net book value of the transferred assets as of September 27, 1997. The $2,218,000 promissory note bears interest at a rate of 9.25%, requires monthly interest payments and annual principal payments, and has a five-year term. The note is secured by all of the assets of Holcroft L.L.C., but is subject to a Subordination Agreement dated as of October 10, 1997, between the Company and Comerica Bank. The $663,000 promissory note bears no interest for the first 30 days and interest at a rate of 10% thereafter. The note matures on August 10, 1998, requires monthly interest payments as well as mandatory prepayments of principal based on Holcroft L.L.C.'s collection of certain receivables of the Holcroft Division, and is secured by certain receivables of the Holcroft Division.
         The disposition was made pursuant to an Asset Purchase Agreement dated as of October 10, 1997, between the Company and Holcroft L.L.C (the "Asset Purchase Agreement"). The sale price for the assets of the Holcroft Division was based on the Company's determination of the fair market value of such assets, and the terms of the Asset Purchase Agreement were determined by arms' length negotiation between the parties.
        In addition, the Company and Holcroft L.L.C. entered into a sublease with a term commencing October 10, 1997, and ending December 31, 2004, with an option for Holcroft L.L.C. to extend the term for an additional five years, pursuant to which the Company subleases to Holcroft L.L.C. office and manufacturing space located at 12068 Market Street, Livonia, Michigan.
        In a separate transaction, on October 6, 1997, Thermo Remediation Inc., a majority-owned subsidiary of the Company, sold its 50% limited liability company interest in RETEC/TETRA, L.C., a Texas limited liability company (the "Joint Venture"), to TETRA Thermal, Inc. This transaction was reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 21, 1997. The pro forma adjustments for the sale of the Joint Venture are reflected in the pro forma condensed financial information included in Item 7(b) of this report.

                                        2PAGE

                                                                     FORM 8-K


    Item 7.   Financial Statements, Pro Forma Condensed Financial
              Information and Exhibits

             (a) Financial Statements

                 Not applicable.

             (b) Pro Forma Condensed Financial Information

        The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended March 29, 1997, and the three months ended June 28, 1997, as if the disposition by the Company of both the Holcroft Division and the interest in the Joint Venture had occurred at the beginning of fiscal 1997. The unaudited pro forma condensed balance sheet sets forth the financial position as of June 28, 1997, as if the dispositions had occurred as of that date.
        The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Holcroft Division and the interest in the Joint Venture been consummated at the beginning of fiscal 1997. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the fiscal year ended March 29, 1997, and Quarterly Report on Form 10-Q for the three months ended June 28, 1997.

                                        3PAGE

                                                                     FORM 8-K
                              THERMO TERRATECH INC.

             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (Unaudited)
                        Fiscal Year Ended March 29, 1997

                                        Pro Forma Adjustments
                                        ---------------------
                              Thermo                    Joint
                           TerraTech   Holcroft       Venture      Pro Forma
                           ---------   --------       -------      ---------
                                 (In thousands except per share amounts)

    Revenues                $278,503   $(27,119)     $      -       $251,384
                            --------   --------      --------       --------
    Costs and Operating
      Expenses:
        Cost of revenues     230,080    (22,677)            -        207,403
        Selling, general,
          and administrative
          expenses            35,466     (2,677)            -         32,789
        Product and new
          business develop-
          ment expenses        1,046          -             -          1,046
        Nonrecurring costs     7,800          -             -          7,800
                            --------   --------      --------       --------
                             274,392    (25,354)            -        249,038
                            --------   --------      --------       --------
    Operating Income           4,111     (1,765)            -          2,346

    Interest Income            7,253        (33)            -          7,220
    Interest Expense         (12,914)         -             -        (12,914)
      (includes $2,492 to
      parent company)
    Gain on Issuance of
      Stock by Subsidiary      1,475          -             -          1,475
    Loss on Sale of Assets    (1,482)         -             -         (1,482)
    Equity in Earnings of
      Unconsolidated
      Subsidiary                 865          -          (865)             -
    Other Income, Net            401          -             -            401
                            --------   --------      --------       --------
    Income (Loss) Before
      Income Tax Provision
      and Minority Interest     (291)    (1,798)         (865)        (2,954)
    Income Tax Provision      (1,705)       719           346           (640)
    Minority Interest Income   1,834          -           163          1,997
                            --------   --------      --------       --------
    Net Loss                $   (162)  $ (1,079)     $   (356)      $ (1,597)
                            ========   ========      ========       ========

    Loss per Share          $   (.01)                               $   (.09)
                            ========                                ========

    Weighted Average Shares   18,090                                  18,090
                            ========                                ========
                                        4PAGE

                                                                     FORM 8-K
                              THERMO TERRATECH INC.

             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (Unaudited)
                        Three Months Ended June 28, 1997

                                      Pro Forma Adjustments
                                      ---------------------

                             Thermo                   Joint
                          TerraTech   Holcroft      Venture      Pro Forma
                          ---------   --------      -------      ---------
                                (In thousands except per share amounts)

   Revenues                 $72,519    $(7,409)     $     -        $65,110
                            -------    -------      -------        -------
   Costs and Operating
     Expenses:
       Cost of revenues      57,951     (6,131)           -         51,820
       Selling, general,
         and administrative
         expenses             9,938       (843)           -          9,095
       Product and new
         business develop-
         ment expenses          222          -            -            222
                            -------    -------      -------        -------
                             68,111     (6,974)           -         61,137
                            -------    -------      -------        -------
   Operating Income           4,408       (435)           -          3,973

   Interest Income            1,403          -            -          1,403
   Interest Expense
     (includes $1,164 to
     parent company          (3,133)         -            -         (3,133)
   Equity in Earnings of
     Unconsolidated
     Subsidiary                 118          -         (118)             -
   Other Income, Net            204          -            -            204
                            -------    -------      -------        -------
   Income Before Income Tax
     Provision and Minority
     Interest                 3,000       (435)        (118)         2,447
   Income Tax Provision      (1,399)       174           47         (1,178)
   Minority Interest
     Expense                   (269)         -           21           (248)
                            -------    -------      -------        -------
   Net Income               $ 1,332    $  (261)     $   (50)       $ 1,021
                            =======    =======      =======        =======

   Earnings per Share       $   .08                                $   .06
                            =======                                =======

   Weighted Average Shares   17,646                                 17,646
                            =======                                =======

                                        5PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

                  PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                               As of June 28, 1997

                                          Pro Forma Adjustments
                                     -------------------------------
                            Thermo                Holcroft     Joint
                         TerraTech   Holcroft  Adjustments   Venture Pro Forma
                         ---------   --------  -----------   ------- ---------
                                            (In thousands)

  ASSETS
  Current Assets:
    Cash and short-term
      investments         $ 45,973    $      -    $10,897  $  8,825   $ 65,695
    Accounts receivable,
      net                   53,238      (4,225)     2,049         -     51,062
    Note Receivable              -           -        663         -        663
    Unbilled contract
      costs and fees        40,447     (16,191)         -         -     24,256
    Inventories              2,447      (1,606)         -         -        841
    Prepaid income taxes     7,484           -          -         -      7,484
    Prepaid expenses         5,457         (17)         -         -      5,440
                          --------    --------    -------    ------   --------
                           155,046     (22,039)    13,609     8,825    155,441
                          --------    --------    -------    ------   --------
  Property, Plant, and
    Equipment, at Cost,
    Net                     86,519        (738)         -         -     85,781
                          --------    --------    -------    ------   --------
  Other Assets              20,344           -      2,218    (5,768)    16,794
                          --------    --------    -------    ------   --------
  Cost in Excess of Net
    Assets of Acquired
    Companies               95,550           -          -         -     95,550
                          --------    --------    -------    ------   --------
                          $357,459    $(22,777)   $15,827    $3,057   $353,566
                          ========    ========    =======    ======   ========

                                        6PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

            PRO FORMA CONDENSED BALANCE SHEET (Unaudited) (continued)
                               As of June 28, 1997

                                         Pro Forma Adjustments
                                    ------------------------------
                           Thermo                Holcroft    Joint
                        TerraTech   Holcroft  Adjustments  Venture  Pro Forma
                        ---------   --------  -----------  -------  ---------
                                          (In thousands)
 LIABILITIES AND
 SHAREHOLDERS' INVESTMENT
 Current Liabilities:
   Notes payable and
     current maturities
     of long-term
     obligations         $ 44,351   $      -     $     -   $    -   $ 44,351
   Accounts payable        13,735     (1,891)          -        -     11,844
   Accrued payroll and
     employee benefits     11,363       (800)          -        -     10,563
   Billings in excess
     of cost                5,306     (4,207)          -        -      1,099
   Other accrued
     expenses               9,651     (1,236)        936    1,223     10,574
   Due to parent
     company                2,843       (232)          -        -      2,611
                         --------   --------     -------   ------   --------
                           87,249     (8,366)        936    1,223     81,042
                         --------   --------     -------   ------   --------
 Deferred Income Taxes      5,297          -           -        -      5,297
                         --------   --------     -------   ------   --------
 Other Deferred Items       1,009          -           -        -      1,009
                         --------   --------     -------   ------   --------
 Long-term Obligations    152,994          -           -        -    152,994
                         --------   --------     -------   ------   --------
 Minority Interest         29,635          -           -      551     30,186
                         --------   --------     -------   ------   --------
 Shareholders' Investment:
   Common stock             1,830          -           -        -      1,830
   Capital in excess of
     par value             62,426          -           -        -     62,426
   Retained earnings       25,378          -         480    1,283     27,141
   Treasury stock, at
     cost                  (6,937)         -           -        -     (6,937)
   Cumulative translation
     adjustment            (1,431)         -           -        -     (1,431)
   Net unrealized gain
     on available-for-
     sale investments           9          -           -        -          9
   Parent company
     investment                 -    (14,411)     14,411        -          -
                         --------   --------     -------   ------   --------
                           81,275    (14,411)     14,891    1,283     83,038
                         --------   --------     -------   ------   --------
                         $357,459   $(22,777)    $15,827   $3,057   $353,566
                         ========   ========     =======   ======   ========
                                        7PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

 Note 1 - Basis of Presentation

     As described in Item 2 of this Form 8-K, the selling prices were based on an estimate of the fair market value of the net assets sold and are subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final selling prices will be materially different than the preliminary estimates.

 Note 2 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands)
                                                                  Three Months
                                                 Year Ended          Ended
                                               March 29, 1997    June 28, 1997
                                               --------------    -------------
                                                       Debit (Credit)

 Equity in Earnings of Unconsolidated Subsidiary
 Represents the reversal of the Company's
   proportionate share of income from its
   investment in the Joint Venture                 $   865           $   118
                                                   -------           -------
 Income Tax Provision
 Income tax benefit associated with the
   adjustments above, calculated at the Company's
   statutory income tax rate of 40%                   (346)              (47)
                                                   -------           -------
 Minority Interest Income (Expense)
 Represents Thermo Remediation's minority
   shareholders' interest in the pro forma
   adjustments above related to the Joint Venture     (163)              (21)
                                                   -------           -------

                                        8PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (continued)
                                   (Unaudited)

 Note 3 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet
          (In thousands)
                                                                June 28, 1997
                                                                -------------
                                                                Debit (Credit)
 Cash and Short-term Investments
 Cash proceeds received from the sale of the
   Holcroft Division                                                 $10,897
                                                                     -------
 Cash proceeds received from the sale of the
   interest in the Joint Venture                                       8,825
                                                                     -------
 Accounts Receivable
 Represents the Holcroft Division's accounts
  receivable retained by the Company                                   2,049
                                                                     -------
 Note Receivable
 Note receivable issued to the Company by the
   acquirer, Holcroft L.L.C.                                             663
                                                                     -------
 Other Assets
 Long-term note receivable issued to the
   Company by the acquirer, Holcroft L.L.C.,
   bearing interest at 9.25%                                           2,218
                                                                     -------
 Represents the Company's sale of its interest
   in the Joint Venture                                               (5,768)
                                                                     -------
 Other Accrued Expenses
 Represents the tax effect related to the excess
   of the expected proceeds received by the
   Company from the sale of the Holcroft Division,
   calculated at the Company's statutory income
   tax rate of 40%                                                      (320)

 Accruals established by the Company related
   to liabilities retained and costs associated
   with the sale of the Holcroft Division                               (616)
                                                                     -------
                                                                        (936)
                                                                     -------
 Represents the tax effect related to the
   excess of the proceeds received by the
   Company from the sale of its interest in the
   Joint Venture, calculated at the Company's
   statutory income tax rate of 40%                                   (1,223)
                                                                     -------
 Minority Interest
 Represents minority interest in the excess of the
   proceeds received by the Company from the sale
   of its interest in the Joint Venture over the
   carrying value of the interest                                       (551)
                                                                     -------
                                        9PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (continued)
                                   (Unaudited)

 Note 3 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet (In thousands) (continued)

                                                                June 28, 1997
                                                                -------------
                                                                Debit (Credit)

 Shareholders' Investment
 Retained Earnings
 Represents the excess of the expected proceeds received
   by the Company from the sale of the Holcroft Division
   over the net book value, net of tax                               $   (480)
                                                                     --------
 Represents the excess of the proceeds received by the
   Company from the sale of its interest in the Joint
   Venture over the carrying value of the interest,
   net of tax                                                          (1,283)
                                                                     --------
 Parent Company Investment
 Elimination of the Holcroft Division's equity accounts               (14,411)
                                                                     --------

                                       10PAGE

                                                                       FORM 8-K



    Item 7.  Financial Statements, Pro Forma Condensed Financial
             Information and Exhibits

              (c) Exhibits

                  2.1 Asset Purchase Agreement dated as of October 10, 1997, between the Company and Holcroft L.L.C. Pursuant to
                       Item 601(b)(2) of Regulation S-K, schedules to this Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Securities and Exchange Commission upon request.

                  2.2 $2,218,000.00 Principal Promissory Note issued by Holcroft L.L.C. to the Company.

                  2.3 $663,117.82 Principal Promissory Note issued by Holcroft L.L.C. to the Company. Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Securities and Exchange Commission upon request.

                  2.4 Subordination Agreement dated as of October 10, 1997, between the Company and Comerica Bank.

                  2.5 Second Amendment to Sublease dated as of October 10, 1997, between the Company and TMO, Inc.

                  2.6 Sublease dated as of October 10, 1997, between the Company and Holcroft L.L.C. Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Securities and Exchange Commission upon request.

                                       11PAGE

                                                                       FORM 8-K


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 24th day of October 1997.



                                           THERMO TERRATECH INC.


                                           Paul F. Kelleher
                                           -------------------------------
                                           Paul F. Kelleher
                                           Chief Accounting Officer